UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Dollar General Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! DOLLAR GENERAL CORPORATION ATTN: INVESTOR RELATIONS 100 MISSION RIDGE GOODLETTSVILLE, TN 37072 DOLLAR GENERAL CORPORATION 2021 Annual Meeting Vote before the Meeting by May 25, 2021 11:59 PM ET at www.proxyvote.com Vote virtually at the Meeting at www.virtualshareholdermeeting.com/DG2021 You invested in DOLLAR GENERAL CORPORATION, and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 26, 2021. Meeting Information* May 26, 2021 9:00 A.M. Central Time Entirely online: www.virtualshareholdermeeting.com/DG2021 To attend the Meeting and vote, you will need the control number (indicated above). *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote before the Meeting, visit www.proxyvote.com Control # D41924-P48167 Get informed before you vote We encourage you to view the Notice and Proxy Statement and Annual Report online at www.proxyvote.com before voting. You also can request a free paper or email copy of the materials for the Meeting and/or future shareholder meetings by: (1) visiting www.proxyvote.com, (2) calling 1-800-579-1639 or (3) sending an email to sendmaterial@proxyvote.com, in each case prior to May 12, 2021. If sending an email, please include the control number (indicated below) in the subject line. Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor. Unless requested, you will not otherwise receive a paper or email copy. You will need the control number in the box below to view the Meeting materials, vote, or request a paper or email copy of the materials.

THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. Please follow the instructions on the reverse side to access these materials and vote on these important matters. Vote at www.proxyvote.com Prefer to receive an email instead? While voting on www.proxyvote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D41925-P48167 Against 1. Election of Directors Nominees: 1c. Patricia D. Fili-Krushel 1a. Warren F. Bryant 1d. Timothy I. McGuire 1b. Michael M. Calbert 1e. William C. Rhodes, III 1f. Debra A. Sandler 1g. Ralph E. Santana 1h. Todd J. Vasos 2. To approve, on an advisory (non-binding) basis, the resolution regarding the compensation of Dollar General Corporation’s named executive officers as disclosed in the proxy statement. 3. To ratify the appointment of Ernst & Young LLP as Dollar General Corporation’s independent registered public accounting firm for fiscal 2021. 4. To approve the Dollar General Corporation 2021 Stock Incentive Plan. 6. To vote on a shareholder proposal regarding shareholders’ ability to call special meetings of shareholders. In the discretion of the proxies named in the proxy card, such other business as may properly come before the meeting or any adjournment(s) thereof. For For For For For For For For For For For For 5. To approve an amendment to the amended and restated charter of Dollar General Corporation to allow shareholders holding 25% or more of our common stock to request special meetings of shareholders.